AQR FUNDS

Supplement dated June 30, 2010 (“Supplement”)

To the Class Y Prospectus, dated April 28, 2010 (“Prospectus”) and the Statement of

Additional Information, dated April 28, 2010 of the AQR Global Equity Fund and the AQR

International Equity Fund (the “Funds”)

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. Please review this important information carefully.

The Board of Trustees of the AQR Funds approved the elimination of the 0.25% shareholder services fee for the Class Y shares of the Funds (the “Shareholder Services Fee”) effective July 1, 2010.

Effective July 1, 2010:

All references to the imposition of the Shareholder Services Fee in the Funds’ Class Y Prospectus or Statement of Additional Information are hereby deleted in their entirety.

AQR Global Equity Fund

The table under the heading “Fees and Expenses of the Fund – Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)” on page 1 of the Prospectus in the section entitled “Fund Summary: AQR Global Equity Fund” is deleted in its entirety and replaced with the following:

Class Y
Management Fee	0.40%
Distribution (12b-1) fee	None
Other Expenses[1]	0.24%

Total Annual Fund Operating Expenses	0.64%

1 Other expenses are estimated for the current fiscal year.

The paragraph under the heading “Fees and Expenses of the Fund – Example” on page 1 of the Prospectus in the section entitled “Fund Summary: AQR Global Equity Fund” is deleted in its entirety and replaced with the following:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Y Shares	$65	$205

AQR International Equity Fund

The table under the heading “Fees and Expenses of the Fund – Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)” on page 7 of the Prospectus in the section entitled “Fund Summary: AQR International Equity Fund” is deleted in its entirety and replaced with the following:

Class Y
Management Fee	0.45%
Distribution (12b-1) fee	None
Other Expenses[1]	0.28%

Total Annual Fund Operating Expenses	0.73%

1 Other expenses are estimated for the current fiscal year.

The paragraph under the heading “Fees and Expenses of the Fund – Example” on page 7 of the Prospectus in the section entitled “Fund Summary: AQR International Equity Fund” is deleted in its entirety and replaced with the following:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Y Shares	$75	$233

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE